Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES R. QUINCEY, President, Chief Executive Officer and a director of The Coca-Cola Company (the "Company"), hereby appoint KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ James R. Quincey
James R. Quincey
President, Chief Executive Officer and Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ Kathy N. Waller
Kathy N. Waller
Executive Vice President, Chief Financial Officer and President, Enabling Services
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, LARRY M. MARK, Vice President and Controller of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ Larry M. Mark
Larry M. Mark
Vice President and Controller
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARK RANDAZZA, Vice President, Assistant Controller and Chief Accounting Officer of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ Mark Randazza
Mark Randazza
Vice President, Assistant Controller and Chief Accounting Officer
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MUHTAR KENT, Chairman of the Board of Directors and a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ Muhtar Kent
Muhtar Kent
Chairman of the Board of Directors and Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ Herbert A. Allen
Herbert A. Allen
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ Ronald W. Allen
Ronald W. Allen
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARC BOLLAND, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ Marc Bolland
Marc Bolland
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ANA BOTĺN, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ Ana Botín
Ana Botín
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RICHARD M. DALEY, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ Richard M. Daley
Richard M. Daley
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ Barry Diller
Barry Diller
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HELENE D. GAYLE, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ Helene D. Gale
Helene D. Gayle
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ALEXIS M. HERMAN, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ Alexis M. Herman
Alexis M. Herman
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ROBERT A. KOTICK, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of February, 2018.

/s/ Robert A. Kotick
Robert A. Kotick
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ Maria Elena Lagomasino
Maria Elena Lagomasino
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ Sam Nunn
Sam Nunn
Director
The Coca-Cola Company

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENTS THAT I, DAVID B. WEINBERG, a director of The Coca‑Cola Company (the "Company"), hereby appoint JAMES QUINCEY, President and Chief Executive Officer of the Company, KATHY N. WALLER, Executive Vice President, Chief Financial Officer and President, Enabling Services of the Company, BERNHARD GOEPELT, Senior Vice President, General Counsel and Chief Legal Counsel of the Company, and JENNIFER MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2017, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of February, 2018.

/s/ David B. Weinberg
David B. Weinberg
Director
The Coca-Cola Company